Exhibit 10.5

Document prepared by and
upon recordation to be
returned to:

Rex A. Palmer, Esq.

Mayer Brown LLP

71 South Wacker Drive

Chicago, Illinois 60606

FEE AND LEASEHOLD MORTGAGE, SECURITY AGREEMENT, ASSIGNMENT OF LEASES AND RENTS AND
FIXTURE FILING

dated as of January 15, 2009

From

1309 SOUTH CICERO AVENUE, LLC, a Delaware limited liability company, as Mortgagor

and

BRAD FOOTE GEAR WORKS, INC., an Illinois corporation formerly known as BFG Acquisition Corp., as Additional Mortgagor

To

BANK OF AMERICA, N.A., as Mortgagee

FEE AND LEASEHOLD
MORTGAGE, SECURITY AGREEMENT
AND FIXTURE FILING

FEE AND LEASEHOLD MORTGAGE, SECURITY AGREEMENT AND FIXTURE FILING, dated as of January 15, 2009 (this “Mortgage”), made by 1309 SOUTH CICERO AVENUE, LLC, a Delaware limited liability company (the “Mortgagor”) with an address at 1309 South Cicero Avenue, Cicero, Illinois, 60650 and BRAD FOOTE GEAR WORKS, INC, an Illinois corporation formerly known as BFG Acquisition Corp. (the “Additional Mortgagor”), with an address at 1309 South Cicero Avenue, Cicero, Illinois, 60650 to BANK OF AMERICA, N.A., a national banking association with an address at One Federal Street, Boston, Massachusetts 02110 (the “Mortgagee”).

Preliminary Statement

BFG Acquisition Corp. (now known as Brad Foote Gear works, Inc.) and LaSalle Bank NI (now known as Bank of America, N.A.) entered into a Loan and Security Agreement dated as of January 17, 1997 (as heretofor amended, as amended by an Omnibus Amendment Agreement of even date herewith and as hereafter amended, modified and restated from time to time, the “Loan Agreement”).  Pursuant to the Loan Agreement the Mortgagee has agreed to loan the Additional Mortgagor and its affiliates (including the Mortgagor) up to the aggregate amount of $36,974,322.98 pursuant to and subject to the terms of the following promissory notes ( as amended by an Omnibus Amendment Agreement of even date herewith and as hereafter amended, modified and restated from time to time collectively, the “Notes”):

1.             $7,000,000 Revolving Line of Credit Note dated December 8, 2008 from the Additional Mortgagor to the order of Mortgagee (the “Revolving Line of Credit Note”) due March 15, 2009.

2.             $11,000,000 Amended and Restated Equipment Line Note (Non-Revolving Line With Conversion) dated November 10, 2006, from the Additional Mortgagor to the order of Mortgagee (as modified by Note Modification Agreement dated as of December 8, 2008,  the “Equipment Loan A Note”) which is payable in monthly principal payments of $183,333.33 plus interest commencing May 31, 2007 with a final payment due April 30, 2012.

3.             $9,000,000 Equipment Line Note (Non-Revolving Line With Conversion) dated June 30, 2007, from the Additional Mortgagor to the order of Mortgagee (as modified by Note Modification Agreement dated as of December 8, 2008, the “Equipment Loan B Note”) with monthly principal payments of $147,958.13 plus interest commencing July 31, 2008 with a final payment due June 30, 2013.

4.             $7,899,332.98 Consolidated Term Note dated February 1, 2006, from the Additional Mortgagor to the order of Mortgagee (as modified by Note Modification Agreement dated as of December 8, 2008, the “Term Loan Note”) with monthly principal payments of $131,655.55 plus interest commencing February 28, 2006 with a final payment due January 31, 2011.

5.             $2,075,000 Term Note dated January 31, 2008 from the Mortgagor and 5100 Neville Road, LLC (collectively, the “Subsidiaries”) to the order of Mortgagee (as modified by Note Modification Agreement dated as of December 8, 2008, the “Subsidiary Note”) payable in monthly principal payments of $34,583.33 plus interest with a final payment due January 31, 2013.

The Subsidiaries and the Additional Mortgagor heretofore or hereafter may enter into interest rate, currency or commodity swap agreements, cap agreements or collar agreements or other agreements or arrangements designed to protect such Person against fluctuations in interest rates, currency exchange rates or commodity prices with the Mortgagee or its affiliates (as hereafter amended, modified and restated from time to time collectively, the “Hedging Agreements”) or receive treasury or cash management services from the Mortgagee (the “Bank Services”).

Pursuant to the Loan Agreement the Mortgagor has executed and delivered to the Mortgagee a Continuing Guaranty dated as of the date hereof (the “Guaranty”) whereby the Mortgagor guaranteed the obligations of the Additional Mortgagor under the Loan Agreement, the Subsidiary Note, any Hedging Agreement and the other Loan Documents or any Bank Services.

The Mortgagor is the record owner of the Land.

It is a condition, among others, to the extension by the Mortgagee of the term of the Revolving Line of Credit Note that the Mortgagor shall have executed and delivered this Mortgage to the Mortgagee.

NOW, THEREFORE, in consideration of the premises and to induce the Mortgagee to amend the Loan Agreement and extend the term of the loan evidenced by the Revolving Line of Credit Note, the Mortgagor hereby agrees with the Mortgagee, as follows:

TO SECURE PAYMENT OF THE INDEBTEDNESS (DEFINED BELOW) INCLUDING ALL THE AMOUNTS ADVANCED TO OR FOR THE BENEFIT OF THE MORTGAGOR UNDER THE LOAN AGREEMENT AND THE SUBSIDIARY NOTE AND THE OBLIGATIONS OF THE MORTGAGOR UNDER THE LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS, THE GUARANTY, THE SUBSIDIARY NOTE AND THE OTHER SUBSIDIARY LOAN DOCUMENTS, ALL HEDGING AGREEMENTS AND IN CONNECTION WITH ANY BANK SERVICES THE MORTGAGOR HEREBY MORTGAGES, GRANTS, ASSIGNS, TRANSFERS, WARRANTS AND SETS OVER TO THE MORTGAGEE, AND GRANTS THE MORTGAGEE A SECURITY INTEREST IN:

(A) the parcel(s) of real property described on Exhibit A (the “Land”); all buildings, structures, Fixtures, Equipment, and other improvements of every kind existing at any time and from time to time on or under the Land, together with any and all appurtenances to such buildings, structures or improvements, including sidewalks, utility pipes, conduits and lines, parking areas and roadways, and including all modifications, alterations, renovations, improvements and other additions to or changes in the Improvements at any time (“Improvements”); all agreements, easements, rights of way or use, rights of ingress or egress, privileges, appurtenances, tenements, hereditaments and other rights and benefits at any time belonging or pertaining to the Land or the Improvements, including, without limitation, the use of any streets, ways, alleys, vaults or strips of land adjoining, abutting, adjacent or contiguous to the Land and all permits, licenses and rights, whether or not of record, appurtenant to the Land (“Appurtenant Rights”; the Land, Improvements, Appurtenant Rights, Fixtures and Equipment being collectively referred to as the “Property”);

(B) all the estate, right, title, claim or demand whatsoever of the Mortgagor, in possession or expectancy, in and to the Property or any part thereof;

(C) all right, title and interest of the Mortgagor in and to all of the fixtures, furnishings and fittings of every kind and nature whatsoever, and all appurtenances and additions thereto and substitutions or replacements thereof (together with, in each case, attachments, components, parts and accessories) currently owned or subsequently acquired by the Mortgagor and now or subsequently attached to, or contained in or used or usable in any way in connection with any operation or letting of the Property, (all of the foregoing in this paragraph being referred to as the “Fixtures”);

(D) all right, title and interest of the Mortgagor in and to all of the fixtures, chattels, business machines, machinery, apparatus, equipment, furnishings, fittings and all appurtenances and additions thereto and substitutions or replacements thereof (together with, in each case, attachments, components, parts and accessories) currently owned or subsequently acquired by the Mortgagor and now or subsequently attached to, or contained in the Property, including but without limiting the generality of the foregoing, all screens, awnings, shades, blinds, curtains, draperies, artwork, carpets, rugs, storm doors and windows, furniture and furnishings, heating, electrical, and mechanical equipment, lighting, switchboards, plumbing, ventilating, air conditioning and air-cooling apparatus, refrigerating, and incinerating equipment, escalators, refrigerators, display cases, elevators, loading and unloading equipment and systems, stoves, ranges, laundry equipment, cleaning systems (including window cleaning apparatus), telephones, communication systems (including satellite dishes and antennae), televisions, computers, sprinkler systems and other fire prevention and extinguishing apparatus and materials, security systems, motors, engines, machinery, pipes, pumps, tanks, conduits, appliances, fittings and fixtures of every kind and description (all of the foregoing in this paragraph being referred to as the “Equipment”);

(E) all right, title and interest of the Mortgagor in and to all substitutes and replacements of, and all additions and improvements to, the Improvements and the Fixtures and Equipment, subsequently acquired by the Mortgagor or constructed, assembled or placed by the Mortgagor on the Land, immediately upon such acquisition, release, construction, assembling or placement, including, without limitation, any and all building materials whether stored at the Property or offsite, and, in each such case, without any further conveyance, mortgage, assignment or other act by the Mortgagor;

(F) all right, title and interest of the Mortgagor in and to all unearned premiums under insurance policies now or subsequently obtained by the Mortgagee relating to the Property or the Fixtures and the Mortgagor’s interest in and to all proceeds of any such insurance policies (including title insurance policies) including the right to collect and receive such proceeds: and all awards and other compensation (“Condemnation Awards”), including the interest payable thereon and the right to collect and receive the same, made to the present or any subsequent owner of the Property for the taking by eminent domain, condemnation or otherwise, of all or any part of the Property or any easement or other right therein;

(G) all right, title and interest of the Mortgagor in and to all consents, licenses, building permits, certificates of occupancy and other governmental approvals relating to construction, completion, occupancy, use or operation of the Property or any part thereof;

(H) all rights of the Mortgagor under all leases, licenses, occupancy agreements, concessions or other arrangements, whether written or oral, whether now existing or entered into at any time hereafter, whereby any Person agrees to pay money to the Mortgagor or any consideration for the use, possession or occupancy of, or any estate in, the Land or any part thereof, and all rents, income, profits, benefits, avails, advantages and claims against guarantors under any thereof (all of the foregoing is herein referred to collectively as the “Leases”);;

(I)  all rents, issues, profits, royalties, avails, income and other benefits derived by the Mortgagor from the Land (all of the foregoing is herein collectively called the “Rents”);

(J) all Accounts, Chattel Paper, Deposit Accounts, Documents, General Intangibles, Goods, Instruments, Inventory, Investment Property and Securities Accounts (as each such term is defined in the Uniform Commercial Code as in effect in the State of Illinois);

(K) all proceeds, both cash and noncash, of the foregoing; and

(All of the foregoing property and rights and interests now owned or held or subsequently acquired by the Mortgagor and described in the foregoing clauses (A) through (I) are collectively referred to as the “Mortgaged Property”); provided, however, that notwithstanding anything hereinabove to the contrary the maximum principal amount of the Indebtedness secured hereby at any one time shall not exceed $72,000,000, plus all costs of enforcement and collection of this Mortgage, the Guaranty, the Subsidiary Note, the Loan Agreement and the other Loan Documents, plus the total amount of any advances made pursuant to the Loan Documents to protect the collateral and the security interest and lien created hereby; together with interest on all of the foregoing as provided in the Loan Documents.

TO HAVE AND TO HOLD the Mortgaged Property and the rights and privileges hereby granted unto the Mortgagee, its successors and assigns for the uses and purposes set forth, until all amounts owed by and obligations of the Mortgagor to the Mortgagee under the Loan Agreement, the Subsidiary Note, the Guaranty, the other Loan Documents, the other Subsidiary Loan Documents and any Hedging Agreements or in connection with any Bank Services (collectively, the “Indebtedness”) are paid.

1. Definitions.  Capitalized terms used but not otherwise defined in this Mortgage shall have the respective meanings specified in the Loan Agreement .

2. Payment of Indebtedness.  The Mortgagor shall pay the Indebtedness in accordance with the terms of the Loan Agreement, the Guaranty, the Subsidiary Note and each Hedging Agreement and perform each term to be performed by it under the Loan Agreement, the

Guaranty, the Subsidiary Note, each Hedging Agreement and the other Loan Documents and Subsidiary Loan Documents.

3. Insurance.  The Mortgagor will at all times maintain or cause to be maintained on the Improvements and on all other Mortgaged Property, all casualty insurance required at any time or from time to time by the Loan Agreement.  At the request of the Mortgagee, Mortgagor shall deliver to and keep deposited with the Mortgagee original certificates and copies of all such policies of casualty insurance maintained on the Mortgaged Property and renewals thereof, with premiums prepaid, and with standard non-contributory mortgagee and loss payable clauses satisfactory to the Mortgagee, and clauses providing for not less than 10 days’ prior written notice to the Mortgagee of cancellation of such policies attached thereto in favor of the Mortgagee, its successors and assigns.  While no Event of Default has occurred and is continuing any loss paid to the Mortgagee or Mortgagor under any such policies may be applied by the Mortgagor to rebuild or repair the damaged or destroyed Improvements or other Mortgaged Property.  The Mortgagor further agrees that, upon the occurrence and during the continuance of an Event of Default, any loss paid to the Mortgagee or Mortgagor under any of such policies shall be applied, at the option of the Mortgagee, toward pre-payment of the Indebtedness as provided in the Loan Agreement, or to the rebuilding or repairing of the damaged or destroyed Improvements or other Mortgaged Property, as the Mortgagee in its sole and unreviewable discretion may elect. The Mortgagor hereby empowers the Mortgagee, in its reasonably exercised discretion, upon the occurrence and during the continuance of an Event of Default, to settle, compromise and adjust any and all claims or rights under any insurance policy maintained by the Mortgagor relating to the Mortgaged Property.  At all times other than during the continuance of an Event of Default, the Mortgagor shall have the exclusive right to settle, compromise, and adjust any and all claims, rights, or proceeds under any insurance policy maintained by the Mortgagor relating to the Mortgaged Property.  In the event of foreclosure of this Mortgage or other transfer of title to the Land in extinguishment of the indebtedness secured hereby, all right, title and interest of the Mortgagor in and to any insurance policies then in force shall pass to the purchaser or grantee.  Nothing contained in this Mortgage shall create any responsibility or obligation on the Mortgagee to collect any amounts owing on any insurance policy or resulting from any condemnation, to rebuild or replace any damaged or destroyed Improvements or other Mortgaged Property or to perform any other act hereunder.  The Mortgagee shall not by the fact of approving, disapproving, accepting, preventing, obtaining or failing to obtain any insurance, incur any liability for or with respect to the amount of insurance carried, the form or legal sufficiency of insurance contracts, solvency of insurance companies, or payment or defense of lawsuits, and the Mortgagor hereby expressly assumes full responsibility therefor and all liability, if any, with respect thereto.

4. Eminent Domain.  In case the Mortgaged Property, or any part or interest in any thereof, is taken by condemnation, then upon the occurrence and during the continuance of an Event of Default, the Mortgagee is empowered to collect and receive all Condemnation Awards which may be paid for any property taken or for damages to any property not taken (all of which the Mortgagor hereby assigns to the Mortgagee), and all Condemnation Awards so received shall be forthwith applied by the Mortgagee, as it may elect in its sole and unreviewable discretion, to the prepayment of the Indebtedness, or to the repair and restoration of any property not so taken or damaged; provided, however, as long as no Event of Default has occurred and is continuing that any Condemnation Awards payable by reason of the taking of less than all of the Mortgaged

Property shall be made available to the extent required, as determined by the Mortgagee in its reasonable discretion, for the repair or restoration of any Mortgaged Property not so taken.  The Mortgagor hereby empowers the Mortgagee, in the Mortgagee’s reasonably exercised discretion, upon the occurrence and during the continuance of an Event of Default to settle, compromise and adjust any and all claims or rights arising under any condemnation or eminent domain proceeding relating to the Mortgaged Property or any portion thereof.  At all times other than during the continuance of an Event of Default, the Mortgagor shall have the exclusive right to settle, compromise, and adjust any and all claims, rights, or proceeds under any insurance policy maintained by the Mortgagor relating to the Mortgaged Property.

5. Assignment of Leases and Rent. All of the Mortgagor’s interest in and rights under the Leases now existing or hereafter entered into, and all of the Rents, whether now due, past due, or to become due, and including all prepaid rents and security deposits, and all other amounts due with respect to any of the other Mortgaged Property, are hereby absolutely, presently and unconditionally assigned and conveyed to the Mortgagee to be applied by the Mortgagee in payment of all sums due with respect to, the Indebtedness and all other sums payable under this Mortgage.  At all times other than during the continuance of any Event of Default, the Mortgagor shall have a license to collect and receive all Rents and other amounts, which license shall be terminated at the sole option of the Mortgagee, without regard to the adequacy of its security hereunder and without notice to or demand upon the Mortgagor, upon the occurrence and during the continuance of any Default.  It is understood and agreed that neither the foregoing assignment to the Mortgagee nor the exercise by the Mortgagee of any of its rights or remedies under Section 7 hereof shall be deemed to make the Mortgagee a “mortgagee-in-possession” or otherwise responsible or liable in any manner with respect to the Mortgaged Property or the use, occupancy, enjoyment or any portion thereof, unless and until the Mortgagee, in person or by agent, assumes actual possession thereof.  Nor shall appointment of a receiver for the Mortgaged Property by any court at the request of the Mortgagee or by agreement with the Mortgagor, or the entering into possession of any part of the Mortgaged Property by such receiver, be deemed to make the Mortgagee a mortgagee-in-possession or otherwise responsible or liable in any manner with respect to the Mortgaged Property or the use, occupancy, enjoyment or operation of all or any portion thereof.  Upon the occurrence and during the continuance of any Event of Default, this shall constitute a direction to and full authority to each lessee under any Leases, each guarantor of any of the Leases and any other Person obligated under any of the Mortgaged Property to pay all Rents and other amounts owing to the Mortgagor with respect to the Mortgaged Property to the Mortgagee without proof of the Event of Default relied upon.  The Mortgagor hereby irrevocably authorizes each such Person to rely upon and comply with any notice or demand by the Mortgagee for the payment to the Mortgagee of any Rents and other amounts due or to become due to the Mortgagor with respect to the Mortgaged Property.

6. Other Covenants.  At any time and from time to time, upon the written request of the Mortgagee, and at the sole expense of the Mortgagor, the Mortgagor will promptly and duly execute and deliver such further instruments and documents (which instruments and documents shall be in form and substance reasonably acceptable to Mortgagor) and take such further actions as the Mortgagee reasonably may request for the purposes of obtaining or preserving the full benefits of this Mortgage and of the rights and powers granted by this Mortgage.

7. Default: Remedies. (a) If an Event of Default has occurred and is continuing:

(i)            In addition to all other remedies available to the Mortgagee at law or equity, the Mortgagee may proceed by suit to foreclose this Mortgage, to sue the Mortgagor for damages on account of or arising out of said continuing Event of Default or for specific performance of any provision contained herein, or to enforce any other appropriate legal or equitable right or remedy.  The Mortgagee shall be entitled, as a matter of right, upon bill filed or other proper legal proceedings being commenced for the foreclosure of this Mortgage, to the appointment by any competent court or tribunal, without notice to the Mortgagor or any other party, of a receiver of the rents, issues and profits of the Mortgaged Property, with power to lease and control the Mortgaged Property and with such other powers as may be deemed necessary.  The Mortgagor hereby authorizes and empowers the Mortgagee or the auctioneer at any foreclosure sale had hereunder, for and in the name of the Mortgagor, to execute and deliver to the purchaser or purchasers of any of the Mortgaged Property sold at foreclosure good and sufficient deeds of conveyance or bills of sale thereto.  All payments received by the Mortgagee as proceeds of the Mortgaged Property, or any part thereof, as well as any and all amounts realized by the Mortgagee in connection with the enforcement of any right or remedy under or with respect to this Mortgage, shall be applied by the Mortgagee as set forth in Section 16 of the Loan Agreement.  Several sales may be made under the provisions hereof without exhausting the right of sale for any remaining part of the Indebtedness whether then matured or unmatured, the purpose hereof being to provide for a foreclosure and sale of the Mortgaged Property for any matured part of the Indebtedness without exhausting any power of foreclosure and the power to sell the Mortgaged Property for any other part of the Indebtedness, whether matured at the time or subsequently maturing.  In the event any excess sales proceeds remain after payment of costs of enforcement and the matured Indebtedness such excess shall be applied as provided in the Loan Agreement.

(ii)           whether before or after institution of proceedings to foreclose the lien of this Mortgage or before or after the sale thereunder, the Mortgagee shall be entitled, in its discretion, to do all or any of the following: (a) enter and take actual possession of the rents, the leases and other Mortgaged Property relating thereto or any part thereof personally, or by its agents or attorneys, and exclude the Mortgagor therefrom; (b) with or without process of law, enter upon and take and maintain possession of copies of all of the documents, books, records, papers and accounts of the Mortgagor relating thereto, (provided Mortgagor will be supplied with copies of such documents, books and records if Mortgagor so requests); (c) as attorney-in-fact or agent of the Mortgagor, or in its own name as mortgagee and under the powers herein granted, hold, operate, manage and control the rents, the leases and other Mortgaged Property relating thereto and conduct the business, if any, thereof either personally or by its agents, contractors or nominees, with full power to use such measures, legal or equitable, as in its discretion or in the discretion of its successors or assigns may be deemed proper or necessary to enforce the payment of the rents, the leases and other Mortgaged Property relating thereto (including actions for the recovery of rent, actions in forcible detainer and actions in distress of rent); (d) during the continuance of an Event of Default cancel or terminate any lease or sublease for any cause or on any ground which would entitle the Mortgagor to cancel the same; (e) elect to disaffirm any lease or sublease made subsequent hereto or subordinated to the lien hereof; (f) make all necessary or proper repairs, decorations, renewals, replacements, alterations, additions, betterments and improvements to the Mortgaged Property that, in its discretion, may seem appropriate; (g) insure and reinsure the Mortgaged Property for all risks incidental to the Mortgagee’s possession, operation and management thereof; and (h) receive all such rents and proceeds, and perform such other acts in connection with the management and operation of the Mortgaged Property, as the Mortgagee in its discretion may deem proper, the Mortgagor hereby granting the Mortgagee full power and authority to exercise each and every one of the rights, privileges and powers contained herein at any and all times after any Event of Default which is continuing without notice to the Mortgagor or any other Person.  The Mortgagee, in the exercise of the rights and powers conferred upon it hereby, shall have full power to use and apply the rents to the payment of or on account of the following, in such order as it may determine: (xx) to the payment of the operating expenses of the Mortgaged Property, including the reasonable cost of management and leasing thereof (which shall include reasonable compensation to the Mortgagee and its agents or contractors, if management be delegated to agents or contractors, and it shall also include reasonable lease commissions and other reasonable compensation and expenses of seeking and procuring tenants and entering into leases), established claims for damages, if any, and premiums on insurance hereinabove authorized; (yy) to the payment of taxes, charges and special assessments, the costs of all repairs, decorating, renewals, replacements, alterations, additions, betterments and improvements of the Mortgaged Property, including the cost from time to time of installing, replacing or repairing the Mortgaged Property as reasonably necessary for its use or sale, and of placing the Mortgaged Property in such condition as will, in the judgment of the Mortgagee, make it readily rentable; and (zz) to the payment of any Indebtedness.  The entering upon and taking possession of the Mortgaged Property, or any part thereof, and the collection of any rents and the application thereof as aforesaid shall not cure or waive any default theretofore or thereafter occurring or affect any notice or default hereunder or invalidate any act done pursuant to any such default or notice, and, notwithstanding continuance in possession of the Mortgaged Property or any part thereof by the Mortgagee or a receiver and the collection, receipt and application of the rents, the Mortgagee shall be entitled to exercise every right provided for in this Mortgage or by law or in equity upon or after the occurrence of an Event of Default which is continuing.  Any of the actions referred to in this Section may be taken by the Mortgagee without regard to the adequacy of the security for the Indebtedness.

8. Remedies Not Exclusive.  The Mortgagee shall be entitled to enforce payment of the indebtedness and performance of the Indebtedness and to exercise all rights and powers under this Mortgage or under any of the other Loan Documents or other agreement or any laws now or hereafter in force, notwithstanding some or all of the Indebtedness may now or hereafter be otherwise secured, whether by deed of trust, deed to secure debt, mortgage, security agreement, pledge, lien, assignment or otherwise.  Neither the acceptance of this Mortgage nor its enforcement, shall prejudice or in any manner affect the Mortgagee’s right to realize upon or enforce any other security now or hereafter held by the Mortgagee, it being agreed that the Mortgagee shall be entitled to enforce this Mortgage and any other security now or hereafter held by the Mortgagee in such order and manner as the Mortgagee may determine in its absolute discretion.  No remedy herein conferred upon or reserved to the Mortgagee is intended to be exclusive of any other remedy herein or by law provided or permitted, but each shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute.  Every power or remedy given by any of the Loan Documents to the Mortgagee or to which they may otherwise be entitled, may be exercised, concurrently or independently, from time to time and as often as may be deemed expedient by the Mortgagee.  In no event shall the Mortgagee, in the exercise of the remedies provided in this Mortgage (including, without limitation, in connection with the assignment of Rents to the Mortgagee, or the appointment of a receiver and the entry of such receiver on to all or any part of the Mortgaged Property), be deemed a “mortgagee in possession,” and the Mortgagee shall not in any way be made liable for any act, either of commission or omission, in connection with the exercise of such remedies.

9. Performance by the Mortgagee of the Mortgagor’s Indebtedness.  If the Mortgagor fails to perform or comply with any of its agreements contained herein the Mortgagee, at its option, but without any obligation so to do, during the continuance of an Event of Default may perform or comply, or otherwise cause performance or compliance, with such agreement.  The reasonable expenses of the Mortgagee incurred in connection with actions undertaken as provided in this Section, together with interest thereon at a rate per annum equal to the rate payable under the Subsidiary Note after the occurrence of an Event of Default (the “Default Rate”), from the date of payment by the Mortgagee, as applicable, to the date reimbursed by the Mortgagor, shall be payable by the Mortgagor to the Mortgagee on demand.

10. Duty of the Mortgagee.  The Mortgagee’s sole duty with respect to the custody, safekeeping and physical preservation of any Mortgaged Property in its possession, under the Uniform Commercial Code or otherwise, shall be to deal with it in the same manner as the Mortgagee deals with similar property for its own account.  Neither the Mortgagee nor any of their respective directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon any of the Mortgaged Property or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Mortgaged Property upon the request of the Mortgagor or any other Person or to take any other action whatsoever with regard to the Mortgaged Property or any part thereof.

11. Powers Coupled with an Interest.  All powers, authorizations and agencies contained in this Mortgage are coupled with an interest and are irrevocable until the earlier of the date (a) this Mortgage is terminated and the lien created hereby is released and (b) the Indebtedness has been repaid in full and the Mortgagee has no further obligation to make any advances , or extend any credit hereunder or under any Loan Documents.

12. Filing of Financing Statements.  The Mortgagor authorizes the Mortgagee to file financing statements with respect to the Mortgaged Property without the signature of the Mortgagor in such form and in such filing offices as the Mortgagee reasonably determines appropriate to perfect the security interests of the Mortgagee under this Mortgage.  A carbon, photographic or other reproduction of this Mortgage shall be sufficient as a financing statement for filing in any jurisdiction.

13. Security Agreement under Uniform Commercial Code.  (a) It is the intention of the parties hereto that this Mortgage shall constitute a Security Agreement within the meaning of the Uniform Commercial Code of the State in which the Mortgaged Property is located (the

“Uniform Commercial Code”).  If an Event of Default shall occur, then in addition to having any other right or remedy available at law or in equity, the Mortgagee shall have the option of either (i) proceeding under the Uniform Commercial Code and exercising such rights and remedies as may be provided to a secured party by the Uniform Commercial Code with respect to all or any portion of the Mortgaged Property which is personal property (including, without limitation, taking possession of and selling such property) or (ii) treating such property as real property and proceeding with respect to both the real and personal property constituting the Mortgaged Property in accordance with the Mortgagee’s rights, powers and remedies with respect to the real property (in which event the default provisions of the Uniform Commercial Code shall not apply).  If the Mortgagee, shall elect to proceed under the Uniform Commercial Code, then fifteen days’ notice of sale of the personal property shall be deemed reasonable notice and the reasonable expenses of retaking, holding, preparing for sale, selling and the like incurred by the Mortgagee shall include, but not be limited to, attorneys’ fees and legal expenses.  At the Mortgagee’s request, the Mortgagor shall assemble the personal property and make it available to the Mortgagee at a place designated by the Mortgagee which is reasonably convenient to both parties.

(b) The Mortgagor, the Additional Mortgagor and the Mortgagee agree, to the extent permitted by law, that this Mortgage upon recording or registration in the real estate records of the proper office shall constitute a financing statement filed as a “fixture filing” within the meaning of the Uniform Commercial Code.

14. Amendments in Writing; No Waiver; Cumulative Remedies.  (a) None of the terms or provisions of this Mortgage may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the Mortgagor and the Mortgagee in accordance with the terms of the Loan Agreement.

(b) No failure to exercise, nor any delay in exercising, on the part of the Mortgagee, any right, power or privilege hereunder shall operate as a waiver thereof.  No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege.  A waiver by the Mortgagee of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Mortgagee would otherwise have on any future occasion.

(c) The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

15. Successors and Assigns.  This Mortgage shall run with the land and be binding upon the successors and assigns of the Mortgagor and shall inure to the benefit of the Mortgagee, the Lenders and their respective successors and assigns.

16. Mortgagor’s Waiver of Rights. THE MORTGAGOR ACKNOWLEDGES THAT THE TRANSACTION OF WHICH THIS MORTGAGE IS A PART IS A TRANSACTION WHICH DOES NOT INCLUDE EITHER AGRICULTURAL REAL ESTATE (AS DEFINED IN THE ILLINOIS MORTGAGE FORECLOSURE LAW, 735 ILCS 5/15-1101 ET SEQ., HEREIN THE “ACT”), OR RESIDENTIAL REAL ESTATE (AS DEFINED IN THE ACT) EXCEPT AS OTHERWISE SET FORTH HEREIN, TO THE FULLEST EXTENT

PERMITTED BY LAW, THE MORTGAGOR WAIVES THE BENEFIT OF ALL LAWS NOW EXISTING OR THAT MAY SUBSEQUENTLY BE ENACTED PROVIDING FOR (I) ANY APPRAISEMENT BEFORE SALE OF ANY PORTION OF THE MORTGAGED PROPERTY, (II) ANY EXTENSION OF THE TIME FOR THE ENFORCEMENT OF THE COLLECTION OF THE INDEBTEDNESS OR THE CREATION OR EXTENSION OF A PERIOD OF REDEMPTION FROM ANY SALE MADE IN COLLECTING SUCH DEBT AND (III) EXEMPTION OF THE MORTGAGED PROPERTY FROM ATTACHMENT, LEVY OR SALE UNDER EXECUTION OR EXEMPTION FROM CIVIL PROCESS.  EXCEPT AS OTHERWISE SET FORTH HEREIN, TO THE FULL EXTENT THE MORTGAGOR MAY DO SO, THE MORTGAGOR AGREES THAT THE MORTGAGOR WILL NOT AT ANY TIME INSIST UPON, PLEAD, CLAIM OR TAKE THE BENEFIT OR ADVANTAGE OF ANY LAW NOW OR HEREAFTER IN FORCE PROVIDING FOR ANY APPRAISEMENT, VALUATION, STAY, EXEMPTION, EXTENSION, REINSTATEMENT OR REDEMPTION, OR REQUIRING FORECLOSURE OF THIS MORTGAGE BEFORE EXERCISING ANY OTHER REMEDY GRANTED HEREUNDER AND THE MORTGAGOR, FOR THE MORTGAGOR AND ITS SUCCESSORS AND ASSIGNS, AND FOR ANY AND ALL PERSONS EVER CLAIMING ANY INTEREST IN THE MORTGAGED PROPERTY, TO THE EXTENT PERMITTED BY LAW, HEREBY WAIVES AND RELEASES ALL RIGHTS OF REINSTATEMENT, REDEMPTION, VALUATION, APPRAISEMENT STAY OF EXECUTION, NOTICE OF ELECTION TO MATURE OR DECLARE DUE THE WHOLE OF THE SECURED INDEBTEDNESS AND MARSHALLING IN THE EVENT OF FORECLOSURE OF THE LIENS HEREBY CREATED.

17. Partial Release; Full Release.  The Mortgagee may release, for such consideration or none, as it may require, any portion of the Mortgaged Property without, as to the remainder of the Mortgaged Property, in any way impairing or affecting the lien, security interest and priority herein provided for the Mortgagee compared to any other lien holder or secured party. Upon full payment of all the Indebtedness and of all amounts owed by the Additional Mortgagor under the Loan Documents all in accordance with their respective terms and at the time and in the manner provided, and when the Mortgagee has no further obligation to make any advance, or extend any credit hereunder or under any Loan Documents, this conveyance shall be null and void, and thereafter, upon demand therefor, an appropriate instrument of reconveyance or release shall promptly be made by the Mortgagee to the Mortgagor, at the expense of the Mortgagor.

18. Notices.  Each notice, demand or other communication in connection with this Mortgage shall be in writing and shall be given as provided in the Loan Agreement for notices required by the Loan Agreement except that notices to the Mortgagor shall be addressed to 1309 South Cicero Avenue, LLC, c/o Brad Foote Gear Works, Inc. at the address for notices to the Additional Mortgagor in the Loan Agreement.

19. Successors; The Mortgagor; Gender.  All provisions hereof shall bind the Mortgagor and the Mortgagee and their respective permitted successors, vendees and assigns and shall inure to the benefit of the Mortgagee, its permitted successors and assigns, and the Mortgagor and its permitted successors and assigns.  The Mortgagor shall not have any right to assign any of its rights hereunder.  Except as limited by the preceding sentence, the word “Mortgagor” shall include all Persons claiming under or through the Mortgagor and all Persons liable for the payment or performance by the Mortgagor of any of the Indebtedness whether or not such Persons shall have executed the Loan Agreement or this Mortgage.  Wherever used, the singular number shall include the plural, the plural the singular, and the use of any gender shall be applicable to all genders.

20. Care by the Mortgagee.  The Mortgagee shall be deemed to have exercised reasonable care in the custody and preservation of any of the Mortgaged Property assigned by the Mortgagor to the Mortgagee or in the Mortgagee’s possession if it takes such action for that purpose as the Mortgagor requests in writing, but failure of the Mortgagee to comply with any such request shall not be deemed to be (or to be evidence of) a failure to exercise reasonable care, and no failure of the Mortgagee to preserve or protect any rights with respect to such Mortgaged Property against prior parties, or to do any act with respect to the preservation of such Mortgaged Property not so requested by the Mortgagor, shall be deemed a failure to exercise reasonable care in the custody or preservation of such Mortgaged Property.

21. No Obligation on Mortgagee.  This Mortgage is intended only as security for the Indebtedness.  Anything herein to the contrary notwithstanding (i) the Mortgagor shall be and remain liable under and with respect to the Mortgaged Property to perform all of the obligations assumed by it under or with respect to each thereof, (ii) the Mortgagee shall have no obligation or liability under or with respect to the Mortgaged Property by reason or arising out of this Mortgage prior to a foreclosure or other sale of the Mortgaged Property pursuant to the terms hereof and (iii) the Mortgagee shall not be required or obligated in any manner to perform or fulfill any of the obligations of the Mortgagor under, pursuant to or with respect to any of the Mortgaged Property prior to a foreclosure or other sale of the Mortgaged Property pursuant to the terms hereof.

22. Governing Law, Submission to Jurisdiction.  This Mortgage shall be governed by the laws of the state where the Land are located.  Whenever possible, each provision of this Mortgage shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Mortgage shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Mortgage.

23. JURY TRIAL.  THE MORTGAGOR AND MORTGAGEE HEREBY IRREVOCABLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS MORTGAGE, THE LOAN AGREEMENT, THE NOTES OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY

24. No Merger.  It being the desire and intention of the parties hereto that this Mortgage and the lien hereof do not merge in fee simple title to the Land, it is hereby understood and agreed that should the Mortgagee acquire an additional or other interests in or to the Land or the ownership thereof, then, unless a contrary intent is manifested by the Mortgagee as evidenced by an express statement to that effect in an appropriate document duly recorded, this Mortgage and the lien hereof shall not merge in the fee simple title, toward the end that this Mortgage may be foreclosed as if owned by a stranger to the fee simple title.

25. Future Advances; Revolving Credit.  This Mortgage is given to secure not only existing indebtedness, but also future advances made pursuant to or as provided in the Loan Agreement and the other Loan Documents, whether such advances are obligatory or to be made at the option of the Mortgagee, or otherwise, to the same extent as if such future advances were made on the date of execution of this Mortgage, although there may be no advance made at the time of execution hereof, and although there may be no indebtedness outstanding at the time any advance is made.  To the fullest extent permitted by law, the lien of this Mortgage shall be valid as to all such indebtedness, including all revolving credit and future advances, from the time this Mortgage is recorded.

26. Joinder and Subordination by Additional Mortgagor. The Additional Mortgagor leases the Land and Improvements from the Mortgagor (as successor to BFG Cicero LLC which was the original landlord ) pursuant to a Lease Agreement (the “Facility Lease”), dated as of August 22, 2007. The Additional Mortgagor hereby joins in the execution and delivery of this Mortgage and hereby grants, bargains, sells, mortgages, pledges and assigns unto Mortgagee and grants a security interest in all of Additional Mortgagor’s right, title and interest in and to the Facility Lease and the Land, the Improvements and the rest of the Mortgaged Property as security for the obligations of the Additional Mortgagor to the Mortgagee under the Loan Agreement and the Notes.  The Additional Mortgagor joins in and makes on its own behalf for the benefit of the Mortgagee each of the agreements of the Mortgagor set forth herein with respect to the Mortgaged Property.  The Additional Mortgagor hereby subordinates the Facility Lease and the leasehold estate created by the Facility Lease in the Mortgaged Property to the lien of this Mortgage.

27. Compliance with Illinois Mortgage Foreclosure Law.  (a) If any provision of this Mortgage is inconsistent with any applicable provision of the Act, the provisions of the Act shall take precedence over the provisions of this Mortgage, but shall not invalidate or render unenforceable any other provision of this Mortgage that can fairly be construed in a manner consistent with the Act.

(b) Without in any way limiting or restricting any of Mortgagee’s rights, remedies, powers and authorities under this Mortgage, and in addition to all of such rights, remedies, powers, and authorities, Mortgagee shall also have and may exercise any and all rights, remedies, powers and authorities which the holder of a mortgage is permitted to have or exercise under the provisions of the Act, as the same may be amended from time to time.  If any provision of this Mortgage grants to Mortgagee any rights, remedies, powers or authorities upon default of Mortgagor which are more limited than the rights that would otherwise be vested in Mortgagee under the Act in the absence of said provision, Mortgagee shall be vested with all of the rights, remedies, powers and authorities granted in the Act to the fullest extent permitted by law.

(c) Without limiting the generality of the foregoing, all expenses incurred by Mortgagee, to the extent reimbursable under 735 ILCS 5/15-1510, 735 ILCS 5/15-1512, or any other provisions of the Act, whether incurred before or after any decree or judgment of foreclosure, and whether or not enumerated in any other provision of this Mortgage, shall be added to the indebtedness secured by this Mortgage and by the judgment of foreclosure.

IN WITNESS WHEREOF, the undersigned have caused this Mortgage to be duly executed and delivered as of the date first above written.

1309 SOUTH CICERO AVENUE, LLC, a
Delaware limited liability company

By:	/s/ Ralph Placzek
Name: Ralph Placzek
Title: Authorized Signatory

BRAD FOOTE GEAR WORKS, INC.,
an Illinois corporation

By:	/s/ Ralph Placzek
Name: Ralph Placzek
Title: Vice President – Finance and Treasurer

S-1

Exhibit A

Legal Description of the Land

PARCEL 1:

THE EAST 400 FEET OF THE WEST 440 FEET OF THE SOUTH 100 FEET OF THE NORTH 233 FEET OF THE SOUTHWEST 1/4 OF THE NORTHWEST 1/4 OF THE NORTHWEST 1/4 OF SECTION 22, TOWNSHIP 39 NORTH, RANGE 13 EAST OF THE THIRD PRINCIPAL MERIDIAN;.

PARCEL 2:

THE SOUTH 100 FEET OF THE NORTH 133 FEET (EXCEPT THE EAST 33 FEET AND EXCEPT THE WEST 40 FEET) IN THE SOUTHWEST 1/4 OF THE NORTHWEST 1/4 OF THE NORTHWEST 1/4 OF SECTION 22, TOWNSHIP 39 NORTH, RANGE 13 EAST OF THE THIRD PRINCIPAL MERIDIAN;

PARCEL 3:

THE SOUTH 15 FEET OF THE NORTH 148 FEET (EXCEPT THE WEST 440 FEET) OF THE SOUTHWEST 1/4 OF THE NORTHWEST 1/4 OF THE NORTHWEST 1/4 OF SECTION 22, TOWNSHIP 39 NORTH, RANGE 13 EAST OF THE THIRD PRINCIPAL MERIDIAN;

PARCEL 4:

EASEMENT FOR THE BENEFIT OF PARCELS 1, 2 AND 3 AS CREATED BY GRANT OF EASEMENT FROM AMERICAN NATIONAL BANK AND TRUST COMPANY OF CHICAGO, AS TRUSTEE UNDER TRUST AGREEMENT NO. 8331 TO THE LEMONT REALTY COMPANY, AN ILLINOIS CORPORATION, DATED SEPTEMBER 20, 1958 AND RECORDED NOVEMBER 28, 1958 AS DOCUMENT 17389244 FOR INGRESS AND EGRESS;

(A)      THE WEST 30.50 FEET OF THE FOLLOWING DESCRIBED PROPERTY TAKEN AS A TRACT; SOUTH 185 FEET OF THE NORTH 333 FEET (EXCEPT THE EAST 33 FEET AND EXCEPT THE WEST 440 FEET) OF THE SOUTHWEST 1/4 OF THE NORTHWEST 1/4 OF THE NORTHWEST 1/4 OF SECTION 22, TOWNSHIP 39 NORTH, RANGE 13, EAST OF THE THIRD PRINCIPAL MERIDIAN;

ALSO OVER

(B)        THE EAST 33 FEET OF THE SOUTH 100 FEET OF THE NORTH 133 FEET OF THE SOUTHWEST 1/4 OF THE NORTHWEST 1/4 OF THE NORTHWEST 1/4 OF SECTION 22, TOWNSHIP 39 NORTH, RANGE 13, EAST OF THE THIRD PRINCIPAL MERIDIAN, ALL IN COOK COUNTY, ILLINOIS

P.I.N. 16-22-104-002-0000 and 16-22-104-010-0000

ADDRESS:                    1309 S. Cicero Avenue, Cicero, Illinois